UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Moxian Group Holdings, Inc.
(Exact name of registrant as specified in its charter)

FL	333-177786	45-3360079
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit No. 304, New East Ocean Centre, No 9 Science Museum Road, T.S.T., Kowloon, Hong Kong
(address of principal executive offices) (zip code)

(852) 2723-8638
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 7, 2013, Board of Directors of Moxian Group Holdings, Inc. (the “Company”) approved to terminate DKM Certified Public Accountants (“DKM”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified the appointment of Dominic K.F. Chan & Co, CPA (“K.F. Chan”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013. K.F. Chan is located at Rooms 2105-06, 21/F., Office Tower, Langham Place, 8 Argyle Street, Mongkok, Kowloon, Hong Kong.

The Company’s consolidated financial statements since inception through the fiscal year ended September 30, 2012 were audited by Peter Messineo, CPA (“PM”), prior to that firm’s merger into DKM.   PM’s report on our  financial statements for the most recent fiscal year did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except the inclusion of a paragraph indicating substantial doubt for continuance as a going concern.

During the fiscal years ended September 30, 2012 and 2011 and through May 7, 2013, (a) there were no disagreements with DKM or PM on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM/PM, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided DKM with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested DKM to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of DKM's letter to the SEC, dated May 7, 2013.

During the period the Company engaged PM or successor firm, DKM, neither the Company nor anyone on the Company's behalf consulted with K.F. Chan regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized DKM to respond fully to all inquiries of K.F. Chan.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated May 9, 2013 from DKM Certified Public Accountants to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN GROUP HOLDINGS, INC.
Date: May 9, 2013	By:	/s/ Liew Kwong Yeow
Liew Kwong Yeow
Chief Executive Officer